UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2014

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2217 New London Turnpike South Glastonbury, CT 06073
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (860) 430-1520

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective as of February 24, 2014, CÜR Media, Inc., a Delaware corporation (the “Company”), dismissed Dov Weinstein & Co. C.P.A. (“Weinstein”) as the Company’s independent registered public accounting firm. The dismissal of Weinstein was approved by the Company’s board of directors (“Board”).

The reports of Weinstein on the financial statements of the Company for the fiscal years ended December 31, 2012 and 2011, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Company’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the years ended December 31, 2012 and 2011, and through February 24, 2014, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Weinstein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Weinstein’s satisfaction, would have caused Weinstein to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Weinstein with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Weinstein a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.  A copy of Weinstein’s letter dated February 27, 2014 is filed herewith as Exhibit 16.1.

Contemporaneous with the determination to dismiss Weinstein, the Company engaged Friedman, LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending December 31, 2013, also to be effective immediately.

During the years ended December 31, 2012 and 2011, and through February 24, 2014, neither the Company nor anyone on its behalf has previously consulted with Friedman regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Dov Weinstein & Co. C.P.A. to the Securities and Exchange Commission, dated February 27, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: February 28, 2014	By:	/s/ Thomas Brophy
	Name:	Thomas Brophy
	Title:	Chief Executive Officer

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